UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
FEBRUARY 10, 2016
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

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AMAZON.COM, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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DELAWARE	000-22513	91-1646860
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)
410 TERRY AVENUE NORTH, SEATTLE, WASHINGTON 98109-5210
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)
(206) 266-1000
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.	3

ITEM 8.01. OTHER ITEMS.	3

SIGNATURES	4

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On February 10, 2016, the Board of Directors of Amazon.com, Inc. (the “Company”) elected Wendell P. Weeks as a director of the Company, and also appointed him to the Audit Committee of the Board, effective as of February 10, 2016. Mr. Weeks has been the Chief Executive Officer of Corning Incorporated since April 2005 and President since December 2010, where he has also served as the Chairman of its board of directors since April 2007. Mr. Weeks has served in various roles at Corning Incorporated since 1983. Mr. Weeks has served as a director of Merck & Co., Inc. since February 2004. In connection with his election, Mr. Weeks was granted a restricted stock unit award under the Company’s 1997 Stock Incentive Plan (the “1997 Plan”) for 1,365 shares of common stock of the Company, to vest in three equal annual installments beginning on February 15, 2017, assuming continued service as a director. Mr. Weeks has also entered into an indemnification agreement with the Company in the same form its other directors have entered, which is filed as an exhibit to Amendment No. 1, filed April 21, 1997, to the Company’s Registration Statement on Form S-1 (Registration No. 333-23795).
On February 10, 2016, the Board approved a leave of absence for Diego Piacentini, Senior Vice President, International Consumer Business, for two years beginning in August 2016. In connection with Mr. Piacentini’s leave of absence, the Board’s Leadership Development and Compensation Committee approved suspending forfeiture of Mr. Piacentini’s restricted stock unit awards under the 1997 Plan for the duration of his leave of absence. Russ Grandinetti, Senior Vice President, Kindle Content, will assume responsibility for the Company’s international consumer business, reporting to Jeffrey A. Wilke, Senior Vice President, Consumer Business.
ITEM 8.01.  OTHER ITEMS.
On February 10, 2016, the Board of Directors authorized the Company to repurchase up to $5 billion of the Company’s common stock. The program allows the Company to repurchase its shares opportunistically from time to time when it believes that doing so would enhance long-term shareholder value. The repurchase authorization does not have a fixed expiration. Purchases may be effected through one or more open market transactions, privately negotiated transactions, transactions structured through investment banking institutions, or a combination of the foregoing. This stock repurchase authorization replaces the previous $2 billion stock repurchase authorization, approved by the Board of Directors in 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

By:	/s/ David A. Zapolsky
David A. Zapolsky
Senior Vice President

Dated: February 10, 2016

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